The past week’s events in the financial markets have been tumultuous to say the least.  It has now been just over one year since reports of credit problems within the Financial sector were first reported, and the credit crisis continues to claim ever larger victims.  It has been truly shocking to see some long-lived, well-respected financial institutions meet their demise as a result of the crisis. Given the market environment, we would like to offer the following update on our Small Cap Growth strategy’s exposures to the Financial sector and stocks impacted by the credit crisis, as well as Conestoga’s financial health.

Our Opinion on the Current Markets:
We believe the markets are naturally unwinding the excesses of the housing markets, its associated derivative instruments, and the excess leverage that various market participants employed to generate returns.  At the end of trading on September 15, the Russell 2000 Index had tested the lows of March 21, 2008.  The Index is currently trading at November 2005 levels.  It is hard to take much comfort in the fact that Small Cap stocks, as measured by the Russell 2000 Index have posted a -9.12% loss percent while Large Cap stocks, as measured by the S&P 500 Index, have posted a -18.7% decline. It seems there is no safe place to hide. That said, we feel that the market is digesting the reality that the U.S. Government is not going to bail out every institution that has mismanaged their balance sheet and business. The bail-outs challenge the important concept of moral hazard, an important foundation to the free enterprise system.  And, although it would have been painful, the bail-outs simply delayed the removal of the market’s excesses.

There are some positives that have occurred recently in the markets.  Of note, we have seen commodity prices drop significantly from their recent highs.  Crude oil, which peaked at $140.00 per barrel, is now trading at $92.00 per barrel. This will provide the American consumer with needed relief at the gas pump.  If we step back, we would emphasize that we should keep an even keel during these volatile times.  In the short-term, the market is driven by macroeconomic factors but in the long-term, your portfolio is driven by the individual companies. That is why we maintain our focus on individual companies, not the short-term market trends.

Our Approach and Its Performance in the Current Environment
We believe our investment approach is functioning as designed.  Historically, our strategy has produced lower volatility and better downside protection than the small cap growth market as a whole.  We seek companies with positive earnings, sustainable earnings growth rates, low debt levels, high returns on equity (ROE), and significant insider ownership.  We believe these types of conservative growth companies are better positioned to weather economic uncertainties such as today’s environment, and in some cases, they are able to take advantage of their more aggressively positioned competitors who now find themselves financially at risk.  Our mutual fund, the Conestoga Capital Small Cap Fund (Ticker: CCASX, managed using the same approach as with our separate account clients)  is down -6.91% year-to-date through September 15th.  This compares to the larger drop of -13.24% for the Russell 2000 Growth, a drop of -9.12% for the Russell 2000, and a decline of -17.79% by the average manager in the Morningstar Small Growth universe (Source: www.morningstar.com).  Please see important Fund Disclosure at the bottom of this communication and please note that individual separate account performance will vary slightly due to minor individual issue weighting differences and specific individual client guidelines.

Portfolio Exposures to the Financial Sector
With respect to the companies widely reported in the news of the past week, Conestoga’s Small Cap Growth client portfolios have no investments in Fannie Mae, Freddie Mac, Washington Mutual, Lehman Brothers, AIG, or Merrill Lynch.  Additionally, the Small Cap Growth strategy has no counterparty exposure to the broker-dealers of Lehman Brothers or Merrill Lynch.

As of mid-September, our small cap growth portfolio has approximately 16% in Financial sector.  We currently only own one bank, PrivateBancorp Inc. (PVTB). To date, PVTB has managed the credit markets well, however, we recognize that conditions can change quickly so we are closely monitoring this holding.  Our other Financial holdings include several finance companies such as Financial Federal (FIF), and World Acceptance Corp. (WRLD).  These two holdings most recent quarterly results show the companies are continuing to build on their strong revenue and earnings growth history and their balance sheets are solid.   For the TMX Group (the holding company for the Toronto Stock Exchange), business has slowed down but it continues to post solid revenue and earnings and generate significant free cash flow.  Westwood Holdings Group Inc. (WHG) is a publicly traded investment management firm that serves high net worth and institutional investors with assets under management of over $7 billion. While WHG’s fees are impacted by market fluctuations, the firm’s strong product results relative to its peers should give it the ability to attract additional assets. Our final two Financial holdings, FactSet Research System (FDS) and Advent Software Inc. (ADVS) are best described as financial information and service companies. Given the fact that the client base of these two firms are investment management firms, hedge funds and sell-side firms (only applies to FactSet Research Systems), these firms growth should slow. However, the mission-critical nature of both companies products to its client base provide for a high level of recurring revenue and each company generates significant cash flow. To date, both companies’ revenues and earnings have built on their impressive long-term track records and strong business models.  (Please note that individual account exposure will vary slightly, and not all client accounts will hold all securities due to client specific restrictions.)  The portfolio’s only Financial holding to be severely impacted by the credit crisis, Boston Private Financial Holdings Inc. (BPFH), was sold in the second quarter of this year.

The Financial Health of Conestoga Capital Advisors
With respect to Conestoga, our firm remains healthy and financially strong.  As you may recall, our eight employees share 100% ownership of the firm.  We have no debt.  We earn 100% of our revenues from the management fees of our client accounts.  We have no affiliated businesses such as a broker-dealer or investment bank.  Our revenues do decline in lock step with any decline in the value of our clients’ accounts, but we are profitable and expect to remain so.  As of the end of August, our strong long-term track record has enabled us to attract additional separate account investors, additional funds from existing clients, and net inflows to our mutual fund.  Despite the market’s decline in 2008, Conestoga’s assets under management have grown from $275 Million at year-end 2007 to just over $300 Million at the end of August.

Investment markets such as those experienced over the past year challenge any investor’s discipline.  For our clients’ portfolios, we continue to focus on companies that are well-managed and conservatively financed with demonstrated track records of revenue and earnings growth. We welcome any questions you may have about the market or the Conestoga investment approach.  Please don’t hesitate to contact us at your convenience.

Regards,

The Managing Partners of Conestoga Capital Advisors LLC

William C. Martindale, Jr.  |  Robert M. Mitchell  |  Duane R. D’Orazio
Mark S. Clewett, CFA  |  W. Christopher Maxwell, CFA

259 N. Radnor-Chester Road, Suite 120 | Radnor, PA  19087
Office: 484-654-1380 | Fax: 610-225-0533
Web: www.conestogacapital.com
E-Mail: msclewett@conestogacapital.com

Fund Disclosure: Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.